Exhibit 4.1

                        SPECIMEN COMMON STOCK CERTIFICATE

NUMBER                                                                    SHARES
------

                   VECTOR INTERSECT SECURITY ACQUISITION CORP.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT                                          CUSIP

IS THE OWNER OF

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
                        $.001 EACH OF THE COMMON STOCK OF

                   VECTOR INTERSECT SECURITY ACQUISITION CORP.

  transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer
           Agent and registered by the Registrar. Witness the seal of the Corporation and the facsimile signatures of
                          its duly authorized officers.

      Dated:

____________________________________      ______________________________________
Chief Executive Officer                   Secretary

                   VECTOR INTERSECT SECURITY ACQUISITION CORP.
                                    CORPORATE
                                      SEAL

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM - as tenants in common

      TEN ENT - as tenants by the entireties

      JT TEN - as joint tenants with right of survivorship
               and not as tenants in common

UNIF GIFT MIN ACT -  __________    Custodian _____________
                       (Cust)                   (Minor)
                     under Uniform Gifts to Minors
                     Act _________________________________
                                      (State)

     Additional Abbreviations may also be used though not in the above list.

                   VECTOR INTERSECT SECURITY ACQUISITION CORP.

      The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the
Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Corporation's
Amended and Restated Certificate of Incorporation and all amendments thereto
(the "Certificate of Incorporation"), and resolutions of the Corporation's Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the Secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

      For value received, ___________________________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR
                 OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

_______________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation will full power of substitution in the premises.

Dated ___________________________        _______________________________________

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                                         NOTICE: The signature to this
                                                 assignment must correspond with
                                                 the name as written upon the
                                                 face of the certificate in
                                                 every particular, without
                                                 alteration or enlargement or
                                                 any change whatever.

Signature(s) Guaranteed:

________________________________________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO
S.E.C. RULE 17Ad-15).

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE WERE INITIALLY ISSUED
AS PART OF AN ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF ONE SHARE OF COMMON
STOCK, PAR VALUE $.001 ("COMMON STOCK") OF VECTOR INTERSECT SECURITY ACQUISITION
CORP. (THE "CORPORATION") AND ONE COMMON STOCK PURCHASE WARRANT. THE SHARES OF
COMMON STOCK REPRESENTED BY THIS CERTIFICATE WILL NOT BE SEPARATELY TRANSFERABLE
UNTIL THE 20TH TRADING DAY FOLLOWING THE EARLIER TO OCCUR OF THE EXPIRATION OF
THE UNDERWRITERS' OVER-ALLOTMENT OPTION OR THE EXERCISE IN FULL BY THE
UNDERWRITERS OF THE OVER-ALLOTMENT OPTION UNLESS RODMAN & RENSHAW LLC INFORMS
THE CORPORATION OF ITS DETERMINATION THAT AN EARLIER SEPARATE TRADING DATE IS
ACCEPTABLE AND THE CORPORATION HAS MADE CERTAIN PUBLIC FILINGS WITH THE
SECURITIES AND EXCHANGE COMMISSION ON OR PRIOR TO SUCH EARLIER SEPARATE TRADING
DATE.

SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE CERTIFICATE OF
INCORPORATION THE HOLDER OF THIS CERTIFICATE SHALL BE ENTITLED TO RECEIVE FUNDS
FROM THE TRUST ACCOUNT (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) ONLY IN
THE EVENT OF THE CORPORATION'S LIQUIDATION OR IF THE HOLDER SEEKS TO CONVERT THE
SHARES OF COMMON STOCK OWNED BY SUCH HOLDER INTO CASH UPON THE CONSUMMATION BY
THE CORPORATION OF A BUSINESS COMBINATION (AS DEFINED IN THE CERTIFICATE OF
INCORPORATION) WHICH SUCH HOLDER VOTED AGAINST AND WHICH IS ACTUALLY COMPLETED
BY THE CORPORATION. IN NO OTHER CIRCUMSTANCES SHALL THE HOLDER OF THIS
CERTIFICATE HAVE ANY RIGHT OR INTEREST OF ANY KIND IN OR TO THE TRUST ACCOUNT.

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